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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: AUGUST 25, 1998



                               INSILCO HOLDING CO.
             (Exact Name of Registrant as specified in its charter)




         Delaware                                                                       06-1158291
         --------                                                                       ----------
(State or other jurisdiction of                 (Commission File No.)           (IRS Employer Identification
incorporation or organization)                                                  Number)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)






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ITEM 5.  OTHER EVENTS.

On August 25, 1998 Insilco Corporation (the "Company"), a subsidiary of Insilco Holding Co., announced that it had acquired an Ireland based manufacturer of wire and cable assemblies, formerly known as Telemara International, LTD. Company officials said the acquired company's name would be changed to Insilco Teoranta. Insilco Teoranta, with 1997 revenues of approximately $4.0 million, employs 85 associates and operates from manufacturing facilities located at Carraroe, County Galway, Ireland.

The Company's press release issued August 25, 1998 is attached as an exhibit and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           Exhibit No.                          Description

              99 (a)        Press release of the Company issued August 25, 1998.






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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      INSILCO HOLDING CO.
                                              ----------------------------------
                                              Registrant



Date: August 28, 1998                    By:     /s/   KENNETH H. KOCH
                                              ----------------------------------
                                              Kenneth H. Koch
                                              Vice President and General Counsel




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                                  EXHIBIT INDEX



     Exhibit No.                                     Description


     99 (a)                Press release of the Company issued August 25, 1998.





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